OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND®

Supplement dated April 29, 2011 to the

Prospectus and Statement of Additional Information

This supplement amends the prospectus (the "Prospectus") and Statement of Additional Information (the "SAI"), each dated November 1, 2010, of Oppenheimer Main Street Small- & Mid-Cap Fund (the "Fund") and is in addition to the supplement to the Prospectus dated January 5, 2011 and the supplements to the SAI dated December 3, 2010 and March 24, 2011.

The Prospectus is revised as follows:

1. The section titled "Portfolio Managers," on page 7 of the Prospectus is deleted in its entirety and is replaced by the following:

Portfolio Managers. Matthew P. Ziehl has been lead portfolio manager and Vice President of the Fund since May 2009, Raymond Anello has been co-lead portfolio manager and Vice President of the Fund since April 2011, and Raman Vardharaj has been co-portfolio manager and Vice President of the Fund since May 2009.

2. The section titled "How the Fund is Managed – Portfolio Managers," on page 15 of the Prospectus is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund's portfolio is managed by Matthew P. Ziehl, Raymond Anello and Raman Vardharaj, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Ziehl has been lead portfolio manager and Vice President of the Fund since May 2009, Mr. Anello has been co-lead portfolio manager and Vice President of the Fund since April 2011 and Mr. Vardharaj has been co-portfolio manager and Vice President of the Fund since May 2009.

     Mr. Ziehl has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company of America from December 2001 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Mr. Ziehl is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     Mr. Anello has been a Vice President of the Manager since May 2009 and a portfolio manager of the Manager since April 2011. He has served as sector manager for energy and utilities for the Manager's Main Street Investment Team since May 2009. Prior to joining the Manager, Mr. Anello was portfolio manager of the RS All Cap Dividend product from its inception in July 2007 through April 2009 and served as a sector manager for energy and utilities for various other RS Investments products. Mr. Anello joined Guardian Life Insurance Company in October 1999 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company's acquisition of an interest in RS Investments. Before joining Guardian, he was an equity portfolio manager/analyst and high-yield analyst for Orion Capital from 1995 to 1998. He served as an assistant portfolio manager at the Garrison Bradford portfolio management firm from 1988 to 1995. Mr. Anello is a portfolio manager of another portfolio in the OppenheimerFunds complex.

     Mr. Vardharaj, CFA, has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Vardharaj was sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Mr. Vardharaj is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

The SAI is revised as follows:

3. The section titled "Portfolio Managers," beginning on page 33 of the SAI, is deleted in its entirety and is replaced by the following

Portfolio Manager. The Fund is managed by Matthew Ziehl, Raymond Anello and Raman Vardharaj (the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

•

Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Messrs. Ziehl, Anello and Vardharaj also manage other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of April 22, 2011. No portfolio or account has an advisory fee based on performance.

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles	Total Assets in Other Pooled Investment Vehicles[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2],[3]
Mathew Ziehl	5	$1.6	0	$0	1	$95
Raymond Anello	5	$1.6	0	$0	1	$95
Raman Vardharaj	8	$1.9	0	$0	1	$95

1. In billions
2. In millions
3. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers may also manage other funds and accounts. At different times, the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with a portion of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts’ interests with the success of the funds and accounts and their shareholders. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of the Fund’s most recently completed yearend, the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager’s holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager’s deferred compensation plan.
The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods’ results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.

The Lipper benchmark for Messrs. Ziehl, Vandharaj and Anello with respect to the Fund is Lipper Small Cap Core Funds. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

•	Ownership of Fund Shares. As of April 20, 2011, the Portfolio Managers beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Mathew Ziehl	$100,001-$500,000
Raymond Anello	$100,001-$500,000
Raman Vardharaj	$100,001-$500,000

April 29, 2010                                                                                                                                                               PS0847.031